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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                ----------------

      Date of Report (Date of earliest event reported): September 21, 2000



              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      333-37256                 13-3526694
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


     One New York Plaza                                             10292
     New York, New York                                           (Zip Code)
   (Address of Principal
     Executive Offices)



       Registrant's telephone number, including area code: (212) 778-1000

                                   No Change
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

         Incorporation of Certain Documents by Reference
         -----------------------------------------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) -- and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2000 and for the periods ending June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 -- which was filed with the Securities and Exchange Commission on August 11, 2000 -- are hereby incorporated by reference in (i) this Annual Report on Form 10-K; (ii) the registration statement (No. 333-37256) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         Consents
         --------

         In connection with the issuance of the ABFS Mortgage Loan Trust Mortgage Backed Notes, Series 2000-3 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.1.

         In connection with the issuance of the ABFS Mortgage Loan Trust Mortgage Backed Notes, Series 2000-3 (the "Notes"), the registrant is filing herewith the consent of BDO Seidman LLP ("BDO") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of BDO Seidman LLP is attached hereto as Exhibit 23.1.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


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                  Exhibit No.        Description
                  -----------        -----------

                  23.1.1             Consent of KPMG LLP
                  23.1.2             Consent of BDO Seidman LLP


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRUDENTIAL SECURITIES SECURED
                                              FINANCING CORPORATION
                                              As Depositor and on behalf of ABFS
                                              Mortgage Loan Trust 2000-3
                                              Registrant


                                           By: /s/ Evan Mitnick
                                               ---------------------------------
                                               Name:   Evan Mitnick
                                               Title:  Vice President




Dated: September 21, 2000


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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.       Description
-----------       -----------

23.1.1            Consent of KPMG LLP
23.1.2            Consent of BDO Seidman LLP


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